UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 7, 2026
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of WEC Energy Group Inc. (“WEC Energy” or the “Company”) held on May 7, 2026, stockholders voted on the following proposals with the following results:

Proposal 1 – Election of Twelve Directors for Terms Expiring in 2027
Each of the twelve Directors listed below was approved by the Company’s stockholders to serve a term expiring in 2027. The vote for each Director was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
Warner L. Baxter	246,157,879	5,410,785	906,324	35,784,094
Ave M. Bie	246,281,863	5,153,437	1,039,688	35,784,094
Danny L. Cunningham	245,743,361	4,906,987	1,824,640	35,784,094
William M. Farrow III	243,831,581	7,724,460	918,947	35,784,094
Cristina A. Garcia-Thomas	246,838,159	4,555,123	1,081,706	35,784,094
Maria C. Green	246,274,833	5,217,926	982,229	35,784,094
Thomas K. Lane	246,891,344	4,560,835	1,022,809	35,784,094
John D. Lange	247,286,020	4,152,278	1,036,690	35,784,094
Scott J. Lauber	242,578,111	9,157,214	739,663	35,784,094
Ulice Payne, Jr.	235,878,157	15,693,564	903,267	35,784,094
Mary Ellen Stanek	245,114,943	6,421,628	938,417	35,784,094
Glen E. Tellock	247,085,770	4,493,785	895,433	35,784,094

Proposal 2 – Ratification of Deloitte & Touche LLP as Independent Auditors for 2026
The proposal to ratify Deloitte & Touche LLP as independent auditors for 2026 was approved by the Company’s shareholders. The proposal received the following vote:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
272,998,864	14,173,423	1,086,795	0

Proposal 3 – Advisory Vote to Approve Compensation of the Named Executive Officers
The advisory vote to approve compensation of the named executive officers was approved by the Company’s shareholders. The proposal received the following vote:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
236,230,392	14,371,843	1,872,753	35,784,094

Proposal 4 – Amendment to our Restated Articles of Incorporation to Eliminate Supermajority Voting Requirements
The proposal to amend our Restated Articles of Incorporation to eliminate supermajority voting requirements was not approved by the Company’s shareholders. The proposal received the following vote:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
248,336,275	2,970,510	1,168,203	35,784,094

Proposal 5 – Amendment to our Bylaws to Eliminate Supermajority Voting Requirements
The proposal to amend our Bylaws to eliminate supermajority voting requirements was not approved by the Company’s shareholders. The proposal received the following vote:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
248,286,066	2,970,325	1,218,597	35,784,094

Proposal 6 – Stockholder Proposal to Govern by Majority Vote
The stockholder proposal to govern by majority was not approved by the Company’s shareholders. The proposal received the following vote:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
94,181,325	156,193,461	2,100,202	35,784,094

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: May 12, 2026	William J. Guc, Vice President and Controller

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